Exhibit 99.2

Sequential Brands Group Commences Voluntary Chapter 11 Proceedings

Company to Facilitate Transaction Process and Sale of Its Assets Through Court-Supervised Process

Receives a Commitment for $150 Million in Debtor-in-Possession Financing

NEW YORK, August 31, 2021 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (“Sequential” or the “Company”) (NASDAQ:SQBG) today announced that it, together with its wholly-owned subsidiaries, has commenced voluntary Chapter 11 proceedings in the U.S. Bankruptcy Court for the District of Delaware (the “Court”).

The Company determined that, as a result of the significant debt on its corporate balance sheet, it was no longer able to operate its portfolio of brands. Accordingly, in conjunction with the filing, the Company will pursue the sale of all or substantially all of its assets under Section 363 of the U.S. Bankruptcy Code. The Company will seek approval from the Court of auction and bidding procedures that are designed to maximize the value of the Company’s assets through an open process that enables interested buyers to submit a bid or bid(s) on the Company’s assets. The Company believes that each of its brands is well-positioned for profitability under the stewardship of new owners.

In connection with this in-court process, Sequential will be obtaining $150 million in debtor-in-possession (“DIP”) financing from its existing Term B Lenders. The Company expects this new financing, together with cash generated from ongoing operations, to provide ample liquidity to support its operations during the sale process. The proposed transactions will be implemented pursuant to the terms of a Restructuring Support Agreement reached between the Company and its Term B Lenders.

Sequential has filed a number of customary motions seeking court approval to continue supporting its operations during the court-supervised process, including the continued payment of employee wages and benefits without interruption and other relief measures customary in these circumstances.

Additional information regarding Sequential’s financial restructuring, including court filings and information about the claims process, are available at www.kccllc.net/SQBG or by calling Sequential’s claims agent, Kurtzman Carson Consultants LLC, at (866) 556-7696 (toll-free in the U.S. or Canada) or (781) 575-2048 (for parties outside the U.S.) or sending an email to SequentialBrandsInfo@kccllc.com. Please also refer to the Company’s form 8-K filed as of the date of this press release.

Gibson, Dunn & Crutcher LLP and Pachulski Stang Ziehl & Jones LLP are serving as Sequential’s legal counsel. Stifel and its affiliate Miller Buckfire & Co. are serving as Sequential’s investment banker.

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We use words such as “future,” “seek,” “could,” “can,” “predict,” “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will,” “should,” “estimate,” “potential,” “project” and similar expressions to identify forward-looking statements. Such statements include, among others, those concerning the completion, outcome and effects of the Chapter 11 proceedings, the ability of Sequential to satisfy conditions of the APAs, Sequential’s ability to obtain approval of the bankruptcy court and our expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the “SEC”); (ii) general economic, market or business conditions; (iii) the Company’s substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company’s future cash flows, results of operations and financial condition, and decrease its operating flexibility; (iv) uncertainties around the effects of the COVID-19 pandemic, including adverse effects on the Company’s business, financial position, cash flows, ability to comply with its debt covenants and related uncertainty around the Company’s ability to continue as a going concern; (v) uncertainties related to the timing, proposals or decisions arising from the Company’s strategic review, including the divestiture of one or more existing brands or a sale of the Company; (vi) the Company’s ability to achieve any guidance it provides; (vii) continued market acceptance of the Company’s brands; (viii) changes in the Company’s competitive position or competitive actions by other companies; (ix) licensees’ ability to fulfill their financial obligations to the Company; (x) concentrations of the Company’s licensing revenues with a limited number of licensees and retail partners; (xi) the potential impact of the consummation of its acquisitions or any potential future acquisitions on the Company’s relationships, including with employees, licensees, customers and competitors; (xii) adverse effects on the Company and its licensees due to natural disasters, pandemic disease and other unexpected events; (xiii) uncertainties surrounding the Company and its legal proceedings, including the expense, timing and outcome of existing or future legal and governmental proceedings, investigations in connection with the Company; (xiv) the effect of the non-reliance identified in, and the resultant restatement of, certain of the Company’s previously issued financial results; (xv) the timing of the completion or outcome of the review of the Company’s financial statements; (xvi) the effectiveness of its internal controls; and (xvii) other circumstances beyond the Company’s control.

Forward-looking statements speak only as of the date they are made and are based on current expectations and assumptions. You should not put undue reliance on any forward-looking statement. We are not under any obligation, and we expressly disclaim any obligation, to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to such or other forward-looking statements.

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